                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: February 4, 2003

                          COMMISSION FILE NUMBER 1-9838

                                 NS GROUP, INC.

             (Exact name of registrant as specified in its charter)


                KENTUCKY                                  61-0985936
    (State or other jurisdiction of                    (I.R.S. Employer
     incorporation or organization)                   Identification No.)




                 530 WEST NINTH STREET, NEWPORT, KENTUCKY 41071
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (859) 292-6809
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Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

            (c)   Exhibits

                  99.1 February 4, 2003 Press Release

Item 9.  REGULATION FD DISCLOSURE

      On February 4, 2003, NS Group, Inc. issued a news release concerning a conference call to be held on February 11, 2003. The press release is attached hereto as Exhibit 99.1.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            NS GROUP, INC.


Date: February 4, 2003                      By:  /s/ Thomas J. Depenbrock
                                            -----------------------------
                                            Thomas J. Depenbrock
                                            Vice President, Treasurer and
                                            Chief Financial Officer



                                  EXHIBIT INDEX

No.       Exhibit
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
99.1      February 4, 2003 Press Release